Exhibit 10.25                     PURCHASE ORDER                    No.PR-66299
                               CITY OF SAN ANTONIO
                                    CITY HALL                      CONFIDENTIAL
                               SAN ANTONIO, TEXAS

DATE: 9/2/99, BC/DC                                                Page: 1 of 2
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INSTRUCTIONS TO VENDOR:

1. Purchase Order Number - Vendor must show purchase order number on all packages, shipping papers, invoices and correspondence. The City of San Antonio will not be responsible for any goods delivered without a purchase order number.

2.   Shipping Instructions - F.O.B. destination unless specified otherwise.

3. Invoicing - Send original invoice to: City of San Antonio, General Accounting, P.O. Box 839966, San Antonio, TX 78283-3966.

4. Payment - The City will pay for the requested goods and/or services as promptly as possible, but in any event, no later than sixty (60) days after 1) receipt of the goods or 2) the service is complete or 3) the day the City receives the invoice for the goods, and/or services, whichever is later.

5.   If unable to fill at prices shown, advise before shipping.

6. Taxes - No Federal tax shall be included in prices billed. The City of San Antonio is exempt from the State of Texas Limited Sales excise and use tax. (Permit No. 1-74-6002070-5)

7.   If you have any questions regarding this purchase order, call
     210-207-7260.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
21053                                                Terms: NET 30
-------------------------------------------------------------------------------
IMAGEWARE SOFTWARE, INC.                             Delivery Date:
-------------------------------------------------------------------------------
10883 THORNMINT ROAD                                 90 DAYS
-------------------------------------------------------------------------------
SAN DIEGO, CA 92127
-------------------------------------------------------------------------------
                                                     Phone: 619-673-5600
-------------------------------------------------------------------------------
Mark for: PRODUCTION - INFORMATION SERVICES
-------------------------------------------------------------------------------
Deliver to: 515 S. FRIO, SAN ANTONIO, TX 78207
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
QTY. REC.  QTY. ORD.  UNIT    DESCRIPTION                         UNIT PRICE          AMOUNT
----------------------------------------------------------------------------------------------
               1      EACH    "VIDEO MUG SYSTEM" COMPLETE        $520,649.7000     $520,649.70
----------------------------------------------------------------------------------------------
                              W/INSTALLATION & TRAINING
----------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------

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                                                      TOTAL                        $520,649.70
----------------------------------------------------------------------------------------------

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

FORMAL: DIGITAL BOOKING/MUGSHOT SYSTEM

OPENED:  7/6/99  PASSED:  8/26/99, BID #: 99-115, ORD. #: 90328     [ILLEGIBLE]
                                                                    -----------
                                                                    [ILLEGIBLE]

----------------------------------------------------------------------------------------------
REQ. NO.   FUND   PROJECT    PROJECT NAME   OBJECT    DEPT-DIV-SEC       ORGANIZATION NAME
----------------------------------------------------------------------------------------------
 981181     11                              05-373      17-05-04        INFORMATION SERVICES
----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
1           10   11  12   13       17   18           25   34      37   51    56   57    62   69          77
-----------------------------------------------------------------------------------------------------------
     I.D.          LN      TRANSCODE      DOCUMENT NO.      DISC. %     VENDOR     INDEX         AMOUNT
-----------------------------------------------------------------------------------------------------------
Dup. Cols 1-10              2  1  1       P  R  66299        0.00                  242479      $520,649.70
-----------------------------------------------------------------------------------------------------------
From Above                  2  1  1
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Header                      2  1  1
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

Form 15 107A (REV. 10-98)           PURCHASING COPY

-------------------------------------------------------------------------------
                               CITY OF SAN ANTONIO
                              PURCHASING DEPARTMENT
-------------------------------------------------------------------------------
Issued By: RC/jdl                                    Date Issued: JUNE 16, 1999
BID NO.: 99-115                                                    Page 1 of 13
-------------------------------------------------------------------------------
                           FORMAL INVITATION FOR BIDS
                         DIGITAL BOOKING/MUG-SHOT SYSTEM
-------------------------------------------------------------------------------
Sealed bids in triplicate, subject to the Terms and Conditions of this Invitation for Bids and other contract provisions, will be received at the office of the City Clerk, City Hall until 2:00 p.m. Central Time JULY 6, 1999.

The City of San Antonio Purchasing Department is willing to assist any bidder(s) in the interpretation of bid provisions or explanation of how bid forms are to be completed. Assistance can be received by visiting the Purchasing Office in the City Hall Annex, 131 W. Nueva, or by calling (210) 207-7260.

It is the policy of the City of San Antonio to involve qualified Small, Minority, Woman-owned, and local business in construction, procurement, professional services, and leases and concessions contracting. The City of San Antonio has established the following minority business enterprise (MBE) and woman business enterprise (WBE) utilization goals:

                        MBE Goal : 11.7% WBE Goal: 12.8%

                     This invitation includes these forms:

     Bid Invitation                                   Specifications and General Requirements
     Terms and Conditions of Invitations for Bids     Price Schedule

The undersigned, by his/her signature, represents that he/she is authorized to bind the bidder to fully comply with the terms and conditions of the attached Bid Invitation, Specifications, and Special Provisions for the amount(s) shown on the accompanying bid sheet(s). By signing below, you have read the entire document and agreed to the terms therein.

Firm Name: IMAGEWARE SOFTWARE, INC.  Telephone Number:      858-673-8600
          -------------------------                   --------------------------

Address:   10883 THORNMINT RD.       City, State, Zip Code: SAN DIEGO, CA 92127
        ---------------------------                        ---------------------

/s/  Robert G. Bannan                Signer's Name:         ROBERT G. BANNAN
-----------------------------------                -----------------------------
Signature of Person Authorized to                     (Please Print or Type)
Sign Bid


PLEASE COMPLETE THE FOLLOWING:

Prompt Payment Discount: ______%______days. (If no discount is offered, Net 30 will apply.)

Please check the following blanks which apply to your company:

Ownership of firm (51% or more):
   Non-minority    Hispanic     African-American
---             ---          ---
   Other Minority (specify)
---                         -------------------------------

   Female Owned     Handicapped Owned
---              ---
   Small Business (less than $1 million annual receipts or 100 employees)
---

Indicate Status:    Partnership   X Corporation     Sole Proprietorship
                 ---             ---             ---
                    Other (specify)
                 ---               -------------------------


FOR CITY USE ONLY                      AWARD
-------------------------------------------------------------------------------
Items Accepted:         Ordinance No:          Date:           Amount:
-------------------------------------------------------------------------------

Approved:                                                   CITY OF SAN ANTONIO
        ----------------------------

     (a) Bids shall be enclosed in sealed envelopes addressed to the City Clerk, City of San Antonio. The name and address of bidder, the date and hour of the bid opening and the title of the bid solicitation shall be placed on the outside of the envelope.

     (b) Bids must be submitted on the forms furnished. Facsimile bids must be submitted in accordance with Par. 4(a) above. Bids, however, may be modified provided such modifications are sealed and received by the City Clerk prior to the time and date set for the bid opening. However, the City of San Antonio shall not be responsible for lost or misdirected bids or modifications.

     (c) SAMPLES: Samples may be requested for evaluation and must be provided within ten calendar days at no expense to the City of San Antonio. Failure to provide samples will eliminate vendors from bid consideration. Samples will be returned upon request, otherwise samples will become property of the City of San Antonio, ten days after award of the contract.

     (d) By submittal of this bid, bidder certifies to the best of his/her knowledge that all information is true and correct.

5.   REJECTION OF BIDS

     (a)  The City may reject a bid if:

          1. The bidder misstates or conceals any material fact in the bid; or

          2. The bid does not strictly conform to law or the requirements of the bid;

          3. The bid is conditional, except that the bidder may qualify the bid for acceptance by the City on an "All or None" basis or a "Low Item" basis. An "All or None" basis bid must include all items upon which bids are invited.

     (b) In the event that a bidder is or subsequently becomes delinquent in the payment of his, her or its City taxes, including state and local sales taxes, such fact shall constitute grounds for rejection of the bid, or if awarded the bid, for cancellation of the contract. However, the City reserves the right to deduct any delinquent taxes from payments that the City may owe to the delinquent bidder as a result of such contract.

     (c) The City may, however, reject all bids whenever it is deemed in the best interest of the City to do so, and may reject any part of a bid unless the bid has been qualified as provided in 5(a) 3 above. The City at its sole discretion may also waive any minor informalities or irregularities in any bid, to include failure to submit sufficient bid copies, failure to submit literature or similar attachments, or business affiliation information.

6.   WITHDRAWAL OF BIDS

     Bids may not be withdrawn after the time set for the bid opening, unless approved by the City Council.

7.   LATE BIDS OR MODIFICATIONS

     Bids and modifications received after the time set for the bid opening will not be considered.

8.   CLARIFICATION TO BID SPECIFICATIONS

     (a) If any person contemplating submitting a bid for this contract is in doubt as to the true meaning of the specifications, other bid documents, or any part thereof, he/she may submit to the City Director of Purchasing on or before seven calendar days prior to scheduled opening, a request for clarification. All such requests for information shall be made in writing and the person submitting the request will be responsible for its prompt delivery. Any interpretation of the bid, if made, will be made only by addendum duly issued. A copy of such Addendum will be mailed or delivered to each person receiving bids. The City will not be responsible for any other explanation or interpretation of the proposed bid made or given prior to the award of the contract. Any objections to the specifications and requirements as set forth in this bid must be filed in writing with the Director of Purchasing on or before seven calendar days prior to the scheduled opening.

          by a duly authorized officer thereof (checks to be drawn payable to the City of San Antonio), or a Certificate of Deposit from such bank or trust company assigned to the City of San Antonio, or an irrevocable letter of credit from a state or national bank or trust company.

     (e) The performance deposit of the successful bidder(s) shall be returned by the City upon completion of the contract and final acceptance of all items in accordance with condition thereof.

     (f) Failure of vendor to perform any of the services required by this contract within ten days of receipt of written demand for performance from City, or failure of vendor to correct or replace defective goods or products within ten days from receipt of written demand therefor, shall constitute a total breach of this contract and shall cause this contract to terminate immediately upon the expiration of the 10-day period. In the event of such termination, the performance deposit shall be retained by the City of San Antonio as liquidated damages, based upon mutual agreement and understanding between vendor and City at the time this bid is solicited, submitted and accepted, that the City of San Antonio is a governmental agency engaged in public projects, and that the measurement of damages, which might result from a breach of the terms and specifications herein is difficult or impossible to determine. However, the Director of Purchasing, with the concurrence of the City Manager, may return all or part of the performance deposit to the vendor if the Director determines, in the Director's sole discretion, that the failure to perform the conditions of this contract was the result of acts or events over which the vendor had no control. The determination shall then be final and binding on all parties.

12. ASSURANCE OF COMPLIANCE - EQUAL EMPLOYMENT OPPORTUNITY AND SMALL AND/OR MINORITY BUSINESS ADVOCACY REQUIREMENTS

     It is the policy of the City of San Antonio that Small and/or Minority Business Enterprises shall have the maximum practicable opportunity to participate in the performance of public contracts. Bidder agrees that if this bid is accepted, he/she will not engage in employment practices which have the effect of discriminating against employees or prospective employees because of race, color, religion, national origin, sex, age, handicap or political belief or affiliation. In addition, bidder agrees, by submittal of this bid, that he/she will abide by all applicable terms and provisions of this Nondiscrimination Clause and the Small and/or Minority Business Advocacy Clause, these clauses available in the City's Department of Economic and Employment Development and the City Clerk's Office.

13.  INDEPENDENT CONTRACTOR

     It is expressly understood and agreed by both parties hereto that the City is contracting with the successful bidder as an independent contractor. The parties hereto understand and agree that the City shall not be liable for any claims which may be asserted by any third party occurring in connection with the services to be performed by the successful bidder under this contract and that the successful bidder has not authority to bind the City.

14.  BID RESULT REQUEST

     Any party who wishes to be provided documents relating to the bid results shall make a request in writing. Pursuant to state law, the City may assess a fee in order to recoup the cost related to providing the requested information.

15.  PATENTS/COPYRIGHTS

     The successful bidder agrees to indemnify and hold the City harmless from any claim involving patent infringement or copyrights on goods supplied.

21.  ASSIGNMENT

     The successful bidder shall not sell, assign, transfer or convey this contract in whole or in part, without the prior written consent of the Purchasing Department.

22.  MILLENNIUM CERTIFICATION

     The Awarded Vendor warrants that each hardware, software, and/or firmware product offered under the terms of this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the manufacturer, provided that all listed or unlisted products (e.g. hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the Contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the City for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the manufacturer's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the City under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the Awarded Vendor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the City may otherwise have under this contract with respect to defects other than Year 2000 performance.

     Millennium certification requires that a product operate "accurately" in the manner in which it was intended as it relates to date related operations when given a valid date containing century, year, month, and day. For purposes of this certification, the term "accurately" shall be defined to include:

     1)   Calculations using date must execute using a four digit year;

     2) Functionality on-line batch, including but not limited to entry, inquiry, maintenance and updates, must support four digit year processing;

     3)   Interfaces and reports must support four digit year processing;

     4) Successful translation into year 2000 with the correct system date (e.g., 1/1/2000) without human intervention;

     5) Processing with a four (4) digit year after transition to any beyond the year 2000 without human intervention;

     6) Providing correct results in forward and backward date calculation spanning century boundaries;

     7)   Leap year must be calculated correctly; and

     8) Processing correct results in forward and backward date calculation spanning century boundaries must be provided, including the conversion of previous years currently stored as two digits.

Definitions:

     1) Product - Includes, but is not limited to, any supplied or supported hardware, software, firmware, and/or microcode.

     2) Accurately - Refers to correct processing according the criteria listed above.

     3) Valid Date - A date that contains a two digit month, a two digit day, and a four digit year.

     4) Extraordinary Actions - Any actions outside the normal documented processing steps identified in the product's reference manual.

     Availability of a multitude of searchable user defined fields
     Photo lineup and mug book capability
     Ability to search using a minimum of 25 separate investigative fields Ability to LINK common booking records of individuals
     Full compatibility with investigative software solutions including a facial recognition program and a vehicle recognition program.

The Facial Recognition Program shall include the following features and functions:

     Seamless integration with the booking system
     Flexible search capabilities that result in rapid identification of suspect(s)
     Ability to exchange images with other local/state databases to expand search
     Ability to work in booking facility as well as in investigator's office Ability to accept computer generated composite and search digital image database for possible matches
     Ability to accept scanned in still photo or freeze frame from surveillance videotape and search digital image database for possible matches
     Ability to search 100,000 image database within 30 seconds

The Vehicle Identification System shall include the following features and functions:

     Photo image database
     Minimum database of 1,000 vehicles
     Multiple search capability
     Ability to change vehicles color

All programs must utilize and run on Windows NT 4.0 platform.

All equipment, software, hardware, and labor including installation shall be warranted for six (6) months following acceptance by the City of San Antonio.

     1 Ea.    SCSI Internal Cable
     1 Ea.    56.6K External Modem

D. SERVICES

     1 Lot    Specifications Gathering
     1 Lot    Database Customization
     1 Lot    Systems Integration/Setup
     1 Lot    NIST Import/Export Central Server

E. FACE ID

     1 Ea.    Face ID Server Software
     2 Ea.    Face ID Client Software

F. ADMINISTRATIVE SYSTEMS

     3 Ea.     IBM PC 300PL Pentium II 450MHz MMX, 6.4GB EIDE Hard Drive,
               10/100 PCI Ethernet WOL, 16-bit ISA Crystal Audio Integrated,
               450/100MHz Pentium II w/512KB L2 Cache, 4MB Integrated SGRAM
               Video Memory, 64MB 60ns NP SDRAM DIMM, 32X Max (Variable
               Speed) CD-ROM Drive, IBM 1.44MB 3.5 in. Diskette Drive, IBM
               104-Key Rubber Dome Keyboard, Integrated IDE Controller, S3
               Trio 3D AGP Graphics Integrated
     3 Ea.     64MB 100MHz NP SDRAM DIMM
     3 Ea.     ISA 56K/33.6KBPS Plug and Play Modem
     3 Ea.     G74-17 in. Color Monitor, 69KHZ, Pearl White
     3 Ea.     Epson 800 Color InkJet Printer
     3 Ea.     NT Workstation
     1 Ea.     Nikon Cool Scan 2000 + Autoloader

G.   SYSTEM SECURITY PRINTER

     1 Ea.     Okidata Microline 184  9-Pin Serial Printer

IMPORTANT MAILING INSTRUCTIONS:

MAIL TO:          CITY CLERK
                  P.O. BOX 839966
                  SAN ANTONIO, TX 78283-3966

PHYSICAL ADDRESS: CITY CLERK
                  CITY HALL (COMMERCE ST. & FLORES ST.)
                  100 MILITARY PLAZA, 2ND FLOOR
                  SAN ANTONIO, TEXAS 78205

MARK ENVELOPE:    "BID TO FURNISH DIGITAL BOOKING/MUG SHOT SYSTEM"
                  BIDS TO BE OPENED: 2:00 P.M., JULY 6, 1999
                  BID NO. 99-115

REMARKS:

                                      [LOGO]

                           CITY OF SAN ANTONIO, TEXAS

                         DIGITAL BOOKING/MUG-SHOT SYSTEM


                             RESPONSE TO IFB# 99-115


                                  JULY 1, 1999

-----------------------------------------------------------------------------
10883 Thornmint Road, San Diego, CA 92127 Phone 858-673-8600 Fax 858-673-1770
-----------------------------------------------------------------------------

                                                                IFB # 99-115


SYSTEM OVERVIEW
-----------------------------------------------------------------------------

The C.R.I.M.E.S.-Registered Trademark- suite of software is modular in design. It is possible to add, upgrade, or replace software modules in the system with relative ease. Modules included in the C.R.I.M.E.S.-Registered Trademark- suite of software are:

-    Suspect ID-Registered Trademark-, a photo-realistic composite program
- Crime Lab-Registered Trademark-, a sophisticated image enhancement and editing program
- Vehicle ID-TM-, a photo-based program to help quickly identify vehicles
- Crime Capture System-TM-, a flexible easy-to-use digital booking system
- Face ID-TM-, a state-of-the-art facial recognition and retrieval program

The host system for C.R.I.M.E.S. is designed around a true client-server architecture. The central server houses the mugshot database as well as the facial recognition database. Several capture and investigative client workstations are installed throughout an agency's booking sites as needed. The system's open architecture allows for expansion without massive overhauls to the basic network.

The operating system for the central server will be Microsoft Windows NT Server 4.0, and Windows NT Workstation for each capture and investigative workstation. Demographic data and images are both stored in a SQL relational database, such as Sybase or Microsoft SQL Server. ImageWare databases are ODBC compliant.

The system components will connect to the agency's network directly, with each agency responsible for providing LAN connections for the new equipment. The protocol will be TCP/IP. All connections to either the network or additional devices will be industry standard connections. Communication between stations on the network will be determined and configured by the network administrator. Communication between each capture and investigative station and the central server will be bi-directional.

The system shall meet ANSI/NIST-CSL1-1993, NIST-CSL 1-960401, and ANSI/NIST-ITL 1a-1997 standards, entitled "Data Format for the Interchange of Fingerprint, Facial & SMT Information". All recommendations outlined in "NIST Best Practice Recommendation for the Capture of Mugshots" version 2.0 dated September 11, 1997 will be followed.

System security will make use of both operating system permissions as well as database software security. This will allow access to certain functions and data to be controlled by the system administrator. These privileges and permissions will be given and controlled by user login. There will be an administrative function available only to the system administrator, where these permissions and privileges are maintained.

The system will ensure that all images are Read Only, through the operating system permissions as well as the database security. Images must be exported from the database and imported into other software to allow any editing of the image. It cannot be saved

                           [Page 2 Missing]

                                                                IFB # 99-115

reject or accept it at that time. The system will accept an unlimited number of photos per booking record.

Using the integration of Crime Capture System-TM- and Face
ID-TM-, the operator will be able to compare an arrestee's photo with those previously stored in the mug photo database, find previous arrests for this arrestee, and link all records found. In addition, the mug photo database can be searched using the arrestee's demographic information, for example, last name and date of birth, to find other records for this arrestee.

Each capture station will have the ability to store both images and associated demographic data locally if the network connection is unavailable. When the network is restored and the central server database is accessible, those locally stored records will be transmitted to the central server.

All images taken for a particular booking will be associated with a specific file, or record, and will store the date and time it was recorded. Other booking records may be linked to this booking if this is a repeat offender.

The input of demographic, or descriptive data will be available from user-maintained lists, organized in any order the customer chooses. The user will also be able to input free form text comments, including unusual characteristics. All of these descriptive data fields will be searchable.

INVESTIGATIVE WORKSTATION
-----------------------------------------------------------------------------

Each investigative workstation will consist of an IBM PC 300PL Pentium II processor, with 64 MB of random access memory and 6.4 GB of internal hard disk storage. Each investigative workstation will be equipped with a CD ROM drive, 1.44 floppy disk drive, 17" monitor and keyboard.

Searches may be accomplished using NCIC standard demographic codes, from user maintained tables.

The software will create photo line-ups of six images. The Crime Capture System-TM- will retrieve and display the images of all subjects with characteristics that match, or substantially match, those of the line-up subject. The user will be able to select or reject up to five images from the images retrieved, which, together with the subject's, constitute the line-up. The line-up will be random ordered, and may be saved for future retrieval. These photo line-ups are also printable.

Each agency will be able to search the database and obtain information about the total number of bookings by date, by officer ID, by charge code, etc. The search function includes very flexible ad hoc inquiries, including many boolean logic functions, including AND, OR, GREATER THAN, LESS THAN, EQUAL TO, etc.

                                                                             3